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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549




                                  FORM 8-K/A

                                 Current Report



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 17, 1998




                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)



            Virginia                      0 - 25762             54 - 1719855
(State or other jurisdiction of         (Commission             (IRS Employer
         incorporation)                 File Number)         Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                  23060
  (Address of principal executive offices)                        (Zip Code)


              (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable




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ITEM 5.       OTHER EVENTS.

              The sole purpose of this form 8K-A Amendment is to replace
              Exhibit 1 in it's entirety with Exhibit 1 attached hereto.



ITEM 7 (c).   EXHIBITS

              The following are filed as exhibits to this Report under Exhibit
              20:

              1.  January Performance Summary




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                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CAPITAL ONE MASTER TRUST

                                        By:  CAPITAL ONE BANK
                                             Servicer


                                        By:  /s/ David M. Willey
                                             -------------------
                                                 David M. Willey
                                                 Vice President

Date: February 20, 1998




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                                INDEX TO EXHIBITS

                                                                    SEQUENTIALLY
EXHIBIT                                                             NUMBERED
NUMBER         EXHIBITS                                             PAGE
------         --------                                             ----
   1           January Performance Summary                               07



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